SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

      Date of Report (Date of earliest event reported): September 22, 2005

                            FNB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                      33-66014                    23-2466821
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania           17233
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(Address of principal executive offices)                    (Zip Code)
                                 (717)485-3123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            FNB FINANCIAL CORPORATION
                           CURRENT REPORT ON FORM 8-K

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Certain Executive Employment Agreement.

      On September 22, 2005, the Board of Directors (the "Board") of FNB Financial Corporation ("FNB") and its wholly owned subsidiary, The First National Bank of McConnellsburg, PA (the "Bank") extended the executive employment agreement (the "Agreement") with John C. Duffey to render services as Chief Executive Officer of FNB and Bank until December 31, 2005. The Board had previously authorized this extension. The Agreement was previously filed as
Exhibit 10.3 to the FNB Form 10-K filed for year ended December 31, 2000.

      On the same day, the Board also took the following actions with respect to the Agreement. The Board decided to further extend Mr. Duffey's employment until July 31, 2010, to eliminate the right to receive incentive compensation by Mr. Duffey, to provide the FNB board of directors the sole discretion to award incentive compensation to Mr. Duffey and to impose a non-compete restrictive covenant for a period of one year should Mr. Duffey resign for Good Reason or if he is terminated Without Cause, as defined in the Agreement.

      Mr. Duffey shall continue to act as Chief Executive Officer of FNB and Bank. The amendment to the Agreement also provides that in the event FNB merges into Tower and the Bank is merged into First National Bank of Greencastle ("Greencastle"), Mr. Duffey will serve as Executive Vice-President of Tower and Senior Vice President of Greencastle.

Item 9.01              Financial Statements and Exhibits.

         Exhibits:

                  10.1 Amendment to Employment Agreement between FNB Financial Corporation, a Pennsylvania bank holding company, the First National Bank of McConnellsburg, PA, and John C.Duffey dated September 28, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FNB FINANCIAL CORPORATION




Date: September 28, 2005       By:   /s/     John C. Duffey
                                 -----------------------------------------------

                                     Title:  John C. Duffey, President and
                                     Director of FNB and President/CEO of The
                                     First National Bank of McConnellsburg
                                     (Duly Authorized Officer)